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                                                                    EXHIBIT 10.1


                              THIRD AMENDMENT TO
                        EXECUTIVE EMPLOYMENT AGREEMENT

     This third amendment to executive employment agreement (the "Amendment") is made as of the 16 day of September, 1999, by and between Einstein/Noah Bagel Corp., a Delaware corporation (the "Company"), and Robert M. Hartnett (the "Executive").

                                   Recitals
                                   --------

     WHEREAS, Executive and the Company are parties to an executive employment agreement dated September 11, 1998, as amended (the "Employment Agreement"); and

     WHEREAS, Executive and the Company desire to amend the Employment
Agreement.

                                   Covenants
                                   ---------

     NOW, THEREFORE, in consideration of the premises and the mutual covenants, terms and conditions hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which are specifically acknowledged, the parties hereto hereby agree as follows:

     1. Section 3(a) of the Employment Agreement is hereby modified by deleting "$400,000" and substituting "$500,000" therefor.

     2. As hereby modified, the Employment Agreement shall remain in full force and effect and is hereby ratified, approved and confirmed in all respects.


                                        EINSTEIN/NOAH BAGEL CORP.

                                        By /s/ Paul A. Strasen
                                          ----------------------------

                                        /s/ Robert M. Hartnett
                                        ------------------------------
                                        Robert M. Hartnett